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                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                            KINNARD INVESTMENTS, INC.
                                       TO
                              SW ACQUISITION, INC.
                    (Not To Be Used for Signature Guarantees)

         This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender Shares (as defined below) pursuant to the Offer (as defined below) if (i) certificates representing shares (the "Shares") of common stock, par value $0.02 per share (the "Common Stock"), of Kinnard Investments, Inc., a Minnesota corporation (the "Company") are not immediately available; (ii) time will not permit all required documents to reach Firstar Bank of Minnesota, N.A., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in the Offer to Purchase); or (iii) the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                         FIRSTAR BANK OF MINNESOTA, N.A.

         By Mail:                                          By Hand or
   10 East Fifth Street                               Overnight Delivery:
St. Paul, Minnesota 55101                             10 East Fifth Street
Corporate Trust Department                         St. Paul, Minnesota 55101
                                                   Corporate Trust Department

                            By Facsimile Transmission
                        (For Eligible Overnight Delivery:
                               Institutions Only):
                                 (651) 229-6415

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies And Gentlemen:

         The undersigned hereby tenders to SW Acquisition, Inc. upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 8, 1999, as amended or supplemented (the "Offer to Purchase") and in the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of Shares:
                 ---------------------------------------------------------------

Name(s) of Record Holder(s):
                            ----------------------------------------------------

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                              PLEASE TYPE OR PRINT

Address(es):
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                                                                  ZIP CODE


Area Code and Tel. No.:
                       ---------------------------------------------------------

Certificate No(s). (if available)
                                 -----------------------------------------------

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Check box if Shares will be tendered by book-entry transfer:

[ ]      The Depository Trust Company


Signature(s):
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Account Number:
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Dated:                                      , 1999/2000
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                                    GUARANTEE


                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (b) guarantees delivery to the Depositary, at one of its addresses set forth above, of certificates representing the Shares tendered hereby in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's accounts at The Depository Trust Company, with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other required documents, within (a) in the case of Shares, three New York Stock Exchange, Inc. ("NYSE") trading days after the date hereof.

         The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and the certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
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                              AUTHORIZED SIGNATURE

Address(es):
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                                                                 ZIP CODE

Area Code and Tel. No.:
                       ---------------------------------------------------------
Name:
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                              PLEASE TYPE OR PRINT

Title:
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Dated:                              , 1999/2000
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NOTE:   DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE.  CERTIFICATES FOR
        SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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